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                                                                   Exhibit 10.29

                     GNE INVESTMENTS, INC. PLEDGE AGREEMENT
                       (IN FAVOR OF THE COLLATERAL AGENT)

THIS PLEDGE AGREEMENT, dated as of June 17, 2002 (this "AGREEMENT") between GNE Investments, Inc., a Washington corporation (the "PLEDGOR") and The Bank of New York in its capacity as trustee (in such capacity, the "TRUSTEE") and collateral agent (in such capacity, the "COLLATERAL AGENT") under the Indenture referred to below.

WHEREAS:

(A) Pursuant to the terms, conditions and provisions of the Indenture dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "INDENTURE") among H&E Equipment Services L.L.C., a Louisiana limited liability company ("H&E"), H&E Finance Corp., a Delaware corporation (together with H&E, each individually an "ISSUER" and collectively the "ISSUERS"), the Pledgor, as a guarantor, the other guarantors named therein and the Collateral Agent, the Issuers are issuing, as of the date hereof $200,000,000 of 11?% Senior Secured Notes due 2012, and may, from time to time, issue additional notes in accordance with the provisions of the Indenture (collectively, the "NOTES");

(B) Pursuant to that certain GNE Investments, Inc. Pledge Agreement dated as of the date hereof by the Pledgor in favor of General Electric Capital Corporation, as collateral agent for the secured parties therein (the "CREDIT AGREEMENT AGENT") (such document, as amended, modified or supplemented from time to time, the "PRIORITY PLEDGE AGREEMENT"), the Pledgor has pledged to the Credit Agreement Agent, and granted the Credit Agreement Agent a security interest in, the Pledged Collateral (as defined below) pursuant to the Credit Agreement dated as of June 17, 2002 (as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT") among H&E, Great Northern Equipment, Inc., a Montana corporation (together with the Pledgor, each individually, a "BORROWER", and collectively, and jointly and severally, the "BORROWERS"), the other Persons named therein as lenders from time to time (the "LENDERS"), the Pledgor, as a credit party, together with the other Persons named therein as credit parties (the "CREDIT PARTIES"), Credit Agreement Agent, as Arranger, Bank of America, N.A., as Syndication Agent and Fleet Capital Corporation, as Documentation Agent, the Lenders have agreed to make available to Borrowers, upon the terms and conditions thereof, certain revolving credit facilities;

(C) In order to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes, the Pledgor, pursuant to the terms of the Indenture, has agreed to pledge to the Collateral Agent, and grant the Collateral Agent a security interest in, the Pledged Collateral (as defined below) in accordance with this Agreement; and

(D)  To the extent and upon the terms set forth in Article 10 of the Indenture,
     (i) the Liens granted by this Agreement as security for the Secured Obligations (as defined below) upon any and all of the Pledged Collateral (as defined below) are subordinate in ranking to all present and future Priority Liens upon any and all of the Pledged Collateral; and (ii) the Note Liens upon any and all Pledged Collateral will be of equal ranking with all present and future Parity Liens.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and in order to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes, the Pledgor hereby agrees with the Trustee as the Collateral Agent for the benefit of all the present and future Holders of Secured Obligations (as defined below) as follows:

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1.   DEFINITIONS

     Unless otherwise defined herein, terms defined in the Indenture are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

     "BANKRUPTCY CODE" means title 11, United States Code, as amended from time to time, and any successor statute thereto;

     "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;

     "HOLDERS OF SECURED OBLIGATIONS" means the Holders of Notes and all other Persons who at any time hold or acquire any interest in, or any right to enforce, any of the Secured Obligations;

     "PLEDGED COLLATERAL" has the meaning assigned to such term in Section 2 hereof;

     "PLEDGED ENTITY" means the issuer of Pledged Shares or Pledged
     Indebtedness;

     "PLEDGED INDEBTEDNESS" means the Indebtedness evidenced by promissory notes and instruments listed on Part B of Schedule I hereto;

     "PLEDGED SHARES" means those shares of Stock listed on Part A of Schedule I hereto;

     "SPECIFIED PRIORITY LIEN" means the Lien on the Pledged Collateral granted by the Pledgor to the Credit Agreement Agent for the benefit of the Lenders under the Priority Pledge Agreement which Lien has priority to the Lien hereof to the extent and on the terms set forth in Article 10 of the Indenture; and

     "SECURED OBLIGATIONS" means all liability of the Pledgor, whenever incurred or arising, under, for or in respect of the Notes, the Subsidiary Guarantees and any and all other present and future Note Obligations.

     "STOCK" means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission (the "COMMISSION") under the Securities Exchange Act of 1934).

2.   PLEDGE

     The Pledgor hereby pledges to the Trustee as the Collateral Agent for the benefit of all the present and future Holders of Secured Obligations, and grants to the Trustee as the Collateral Agent for the benefit of all the present and future Holders of Secured Obligations, a security interest in all of the following (collectively, the "PLEDGED COLLATERAL"):

     (a) (i) the Pledged Shares and the certificates representing the Pledged Shares, (ii) all options, warrants, shares and/or other securities, shares of stock, certificates, instruments or other documents representing the Pledged Shares and (iii) all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

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     (b)  any additional shares of stock of the Pledged Entity from time to time acquired by the Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, bonus issues, offers by way of rights allotments, cash, instruments, compensation, assets and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock;

     (c) the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness;

     (d) all additional Indebtedness arising after the date hereof and owing to the Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of that Pledged Indebtedness; and

     (e) all proceeds of every kind, including proceeds of proceeds, of any and all of the foregoing (including, without limitation, proceeds which constitute property of the type described above) and to the extent not otherwise included, all money and cash.

3.   SECURITY FOR OBLIGATIONS

     This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all of the Secured Obligations.

4.   DELIVERY OF PLEDGED COLLATERAL

     Upon, and concurrently with, the Discharge of Priority Lien Indebtedness, without notice or demand: (i) the Pledgor shall deliver, or shall cause Credit Agreement Agent to deliver, all certificates and all promissory notes and instruments evidencing the Pledged Collateral owned by the Pledgor and all other warrants, shares and/or other securities, original shares of stock, certificates, instruments or other documents, in each case evidencing or representing title to other Pledged Collateral to the Collateral Agent; and (ii) all such Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent and all promissory notes or other instruments evidencing any such Pledged Indebtedness shall be endorsed by the Pledgor, and, if necessary, the Credit Agreement Agent (which may endorse without recourse or warranty); PROVIDED, that if the Pledged Entity's constitutive documents contain a restriction on the right to transfer its shares then, in order to better perfect the Collateral Agent's security in any such Pledged Shares of such Pledged Entity, the certificates evidencing those Pledged Shares shall be registered in the Collateral Agent's name or, at the Collateral Agent's option, the Collateral Agent's nominees name, and shall be accompanied by a copy of the share register of such Pledged Entity showing the Collateral Agent's name or, at the Collateral Agent's option, the Collateral Agent's nominee's name, as the registered owner of those Pledged Shares of such Pledged Entity, certified by the corporate secretary of such Pledged Entity as being true and complete.

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5.   REPRESENTATIONS AND WARRANTIES

     The Pledgor represents and warrants to the Collateral Agent that:

     (a) The Pledgor is, and at the time of delivery of the Pledged Shares to Credit Agreement Agent will be, the sole holder of record (unless at the time of delivery of such Pledged Shares to Credit Agreement Agent, such Pledged Shares are registered in Credit Agreement Agent's or, at Credit Agreement Agent's option, Credit Agreement Agent's nominee's name, in which case the Pledgor was the sole holder of record of such Pledged Shares immediately prior to registration in Credit Agreement Agent's or Credit Agreement Agent's nominee's name, as applicable) and the sole beneficial owner of such Pledged Collateral pledged by the Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement and any Permitted Lien (including any Specified Priority Lien); the Pledgor is and at the time of delivery of the instruments or certificates evidencing the Pledged Indebtedness to Credit Agreement Agent will be, the sole beneficial owner of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Agreement and any Permitted Lien;

     (b) all of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable; the Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligations of, the Pledged Entity, and the Pledged Entity is not in default thereunder;

     (c) the Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by the Pledgor to the Credit Agreement Agent and the Collateral Agent as provided herein;

     (d) none of the Pledged Shares or Pledged Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

     (e) all of the Pledged Shares are presently owned by the Pledgor, and are presently represented by the certificates listed on Part A of
          Schedule I hereto and the Pledged Collateral constitutes, and so long as this Agreement remains in effect will continue to constitute, 100% of the equity interests (whether options, warrants or stock or otherwise) held by the Pledgor in the Pledged Entity. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

     (f) no consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by Credit Agreement Agent or by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally and except as may be generally applicable to Credit Agreement Agent or the Collateral Agent;

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     (g)  the pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid second priority Lien on and a second priority perfected security interest in favor of the Trustee as the Collateral Agent for the benefit of all the present and future Holders of Secured Obligations in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien (other than the Specified Priority Lien);

     (h) as at the date hereof, the Pledged Shares constitute 100% of the issued and outstanding shares of common Stock of the Pledged Entity; and

     (i) except as disclosed on Part B of Schedule I, none of the Pledged Indebtedness is subordinated in right of payment to other Indebtedness (except for the Priority Lien and the Secured Obligations) or subject to the terms of an indenture.

     The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6.   COVENANTS

     The Pledgor covenants and agrees that until the payment and performance in full of the Secured Obligations:

     (a) The Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Indenture;

     (b) The Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as the Collateral Agent from time to time may reasonably request in order to ensure to the Trustee, the Collateral Agent and all the present and future Holders of Secured Obligations the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Uniform Commercial Code financing statements, which may be filed by the Collateral Agent with or (to the extent permitted by law) without the signature of the Pledgor, and will cooperate with the Collateral Agent, at the Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

     (c) The Pledgor has and will defend the title to the Pledged Collateral and the Liens of the Collateral Agent for the benefit of the present and future Holders of Secured Obligations in the Pledged Collateral against the claim of any Person other than the holders of Specified Priority Liens and will maintain and preserve Liens of the Collateral Agent; and

     (d) Upon, and concurrently with, the Discharge of Priority Lien Indebtedness, without notice or demand the Pledgor will, upon obtaining ownership of any additional Stock or promissory notes or instruments of the Pledged Entity or Stock or promissory notes or instruments otherwise required to be pledged pursuant to any of the Note Documents or the Priority Pledge Agreement, which Stock, notes or instruments are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to the Collateral Agent a Pledge Amendment, duly executed by the Pledgor, in substantially the

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          form of Schedule II hereto (a "PLEDGE AMENDMENT") in respect of any such additional Stock, notes or instruments, pursuant to which the Pledgor shall pledge to the Collateral Agent all of such additional Stock, notes and instruments; PROVIDED, HOWEVER, that (i) in no event shall the Pledgor be required to pledge to the Collateral Agent shares of Stock of an entity organized under the laws of a jurisdiction outside the United States which represent more than 65% of the voting power of all classes of issued and outstanding shares of such entity which are entitled to vote; and (ii) prior to the Discharge of Priority Lien Indebtedness, such additional Stock, notes or instruments need not be delivered to the Collateral Agent so long as they are held by the Credit Agreement Agent. The Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

7.   THE PLEDGOR'S RIGHTS

     As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to the Pledgor in accordance with
     Section 8(a) hereof:

     (a) The Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement and the other Note Documents; PROVIDED, HOWEVER, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Collateral Agent in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Indenture), or to the extent that the consummation of the transaction is conditional upon the payment in full in cash of the Note Obligations:

          (i) the dissolution or liquidation, in whole or in part, of the Pledged Entity;

          (ii) the consolidation or merger of the Pledged Entity with any other Person;

          (iii) the sale, disposition or encumbrance of all or substantially all of the assets of the Pledged Entity, except for Liens in favor of the Credit Agreement Agent pursuant to the Priority Pledge Agreement or the Collateral Agent pursuant to the terms hereof;

          (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of the Pledged Entity or the issuance of any additional shares of its Stock; or

          (v) the alteration of the voting rights with respect to the Stock of the Pledged Entity; and

     (b)  (i)    The Pledgor shall be entitled, from time to time, to
                 collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares and Pledged
                 Indebtedness to the extent not in violation of the Indenture other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged
                 Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged
                 Shares in connection with a partial or total liquidation or

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                 dissolution or in connection with a reduction of capital,
                 capital surplus or paid-in capital of the Pledged Entity; and
                 (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; PROVIDED, HOWEVER, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

          (ii) all dividends and interest (other than such cash dividends and interest as are permitted to be paid to the Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares or Pledged Indebtedness, whenever paid or made, shall be delivered to Collateral Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of Collateral Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary indorsement); PROVIDED that until the Discharge of Priority Lien Indebtedness, such dividends, interest and distributions need not be delivered to the Collateral Agent so long as they are held by the Credit Agreement Agent and may also be held in trust for the Credit Agreement Agent and need not be delivered to the Collateral Agent so long as they are held in trust for the Collateral Agreement Agent.

8.   DEFAULTS AND REMEDIES; PROXY

     (a) Subject to Article 10 of the Indenture: (i) upon the occurrence of an Event of Default and during the continuation of such Event of Default, and concurrently with written notice to the Pledgor, the Collateral Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice the Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though the Collateral Agent was the outright owner thereof; (ii) any sale shall be made at a public or private sale at the Collateral Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Collateral Agent may deem fair, and the Collateral Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or any right of redemption; (iii) each sale shall be made to the highest bidder, but the Collateral Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate; (iv) demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Collateral Agent; (v) THE PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE COLLATERAL AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF THE PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL FOR THE PURPOSE OF CARRYING OUT THE TERMS OF THIS AGREEMENT, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO; (vi) THE APPOINTMENT OF THE

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          COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN
          INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE; (vii) IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS); (viii) SUCH PROXY AND POWER OF ATTORNEY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE INDENTURE); AND (ix) NOTWITHSTANDING THE FOREGOING, THE COLLATERAL AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

     (b) Subject to Article 10 of the Indenture: if, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Priority Lien Obligations and the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Collateral Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Priority Lien Obligations and the Secured Obligations, the Collateral Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; PROVIDED, HOWEVER, that any sale or sales made after such postponement shall be after ten (10) days' notice to the Pledgor.

     (c) Subject to Article 10 of the Indenture: if, at any time when the Collateral Agent in its sole discretion reasonably determines, following the occurrence and during the continuance of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Shares hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "ACT"), the Pledgor shall, in an expeditious manner, cause the Pledged Entity to:

          (i) prepare and file with the Commission a registration statement with respect to the Pledged Shares and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the

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                 provisions of the Act with respect to the sale or other
                 disposition of the Pledged Shares covered by such registration statement whenever the Collateral Agent shall desire to sell or otherwise dispose of the Pledged Shares;

          (iii) furnish to the Collateral Agent such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Collateral Agent may request in order to facilitate the public sale or other disposition of the Pledged Shares by the Collateral Agent;

          (iv) use commercially reasonable efforts to register or qualify the Pledged Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the Collateral Agent shall request, and do such other reasonable acts and things as may be required of it to enable the Collateral Agent to consummate the public sale or other disposition in such jurisdictions of the Pledged Shares by the Collateral Agent;

          (v) use its best efforts to furnish, at the request of the Collateral Agent, on the date that shares of the Pledged Collateral are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Shares becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Shares are not being sold through underwriters, then to the Collateral Agent, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Shares are not being sold through underwriters, then to the Collateral Agent, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or the Collateral Agent shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as the Collateral Agent may reasonably request. The letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Collateral Agent may reasonably request; and

          (vi) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

     (d) All expenses incurred in complying with Section 8(c) hereof, including, without limitation, all registration and filing fees (including all reasonable expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, reasonable fees and disbursements of counsel for the registrant, the reasonable fees and expenses of counsel for the Collateral Agent, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by the Pledgor.

     (e) If, at any time when the Collateral Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, the Collateral Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, the Collateral Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this
          Section 8, then the Collateral Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

          (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

          (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

          (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about the Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

          (iv) as to such other matters as the Collateral Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

     (f) The Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (e) above. The Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if the Pledgor and the Pledged Entity would agree to do so.

     (g) The Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and the Pledgor waives the benefit of all such laws to the extent it lawfully may do so. The Pledgor agrees that it will not interfere with any right, power and remedy of each of the Collateral Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Collateral Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of the Collateral Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Pledgor by the Collateral Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Collateral Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Pledgor in any respect.

     (h) The Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Collateral Agent and the present and future Holders of Secured Obligations, that the Collateral Agent and the present and future Holders of Secured Obligations shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

9.   WAIVER

     No delay on the Collateral Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor by the Collateral Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Collateral Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Collateral Agent's rights as against the Pledgor in any respect.

10.  ASSIGNMENT

     The Collateral Agent may assign all of its rights and delegate all of its obligations hereunder to any successor Collateral Agent as provided in the Indenture. The Collateral Agent and each Holder of Secured Obligations may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Indenture, and the holder of such instrument shall be entitled to the benefits of this Agreement.

11.  TERMINATION

     The security interests granted hereby shall continue in full force and effect until released in accordance with the provisions of the Indenture.

12.  LIEN ABSOLUTE

     All rights of the Collateral Agent for the benefit of the present and future Holders of Secured Obligations hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of the Indenture, any other Note Document or any other agreement or instrument governing or evidencing any of the Secured Obligations;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Note Document or any other agreement or instrument governing or evidencing any of the Secured Obligations;

     (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

     (d)  the insolvency of any Obligor; or

     (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

13.  RELEASE

     The Pledgor consents and agrees that each of the Trustee, the Collateral Agent and all the present and future Holders of Secured Obligations may at any time, or from time to time, in its discretion do any of the following without changing the Pledgor's obligations hereunder or affecting the validity, perfection or priority of the Lien granted hereunder:

     (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

     (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Collateral Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Collateral Agent may deem proper, and without notice to or further assent from the Pledgor, it being hereby agreed that the Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Indenture, or any other agreement governing any of the Secured Obligations. The Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon the Pledgor. No act or omission of any kind on the Collateral Agent's part shall in any event affect or impair this Agreement.

14.  REINSTATEMENT

     This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor or the Pledged Entity for liquidation or reorganization, should the Pledgor or the Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor's or the Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

15.  MISCELLANEOUS

     (a) The Collateral Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel of its selection concerning all matters pertaining to its duties hereunder.

     (b) The Pledgor agrees to promptly reimburse the Collateral Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees and expenses, incurred by the Collateral Agent in connection with the administration and enforcement of this Agreement.

     (c) The Pledgor will pay, reimburse the Trustee, the Collateral Agent and the Holders of Notes for, and to the fullest extent lawful defend and indemnify each of them against, all claims, liabilities, taxes, costs and expenses of every type and nature (including, without limitation, the reasonable fees and charges of attorneys, advisors, auditors and consultants acting for any of them) incurred by any of them as a result of or in connection with the creation, perfection, protection or enforcement of the security interests granted hereby or the exercise or enforcement of any right or remedy under this Agreement or to prove, preserve, protect or enforce any such security interest or any claim based upon such security interests in any lawsuit, bankruptcy case or other insolvency or liquidation proceeding. In accepting, holding and enforcing the security interests, rights and remedies granted hereby or arising hereunder or otherwise acting as Collateral Agent, the Collateral Agent may rely upon and enforce each and all of the provisions of Article 7 of the Indenture conferring any rights, powers, immunities, indemnities or benefits upon the Trustee, including (without limitation) the indemnification provided by
          Section 7.07(a) of
          the Indenture, and the Pledgor agrees to be bound by each and all of such provisions as fully as if set forth at length herein.

     (d) Neither the Collateral Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

     (e) THIS AGREEMENT SHALL BE BINDING UPON THE PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF THE PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, THE TRUSTEE, THE COLLATERAL AGENT AND THE PRESENT AND FUTURE HOLDERS OF SECURED OBLIGATIONS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
          LAW), AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF THE COLLATERAL AGENT AND THE PLEDGOR.

16.  SEVERABILITY

     If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

17.  NOTICES

     Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, with proper postage prepaid, or by facsimile transmission and confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided herein:

     (a)  If to the Trustee or the Collateral Agent, at:

          The Bank of New York
          101 Barclay Street, Floor 8 West
          New York, New York 10286
          Telecopier Number: (212) 896-7299
          Attention: Corporate Trust Administration

     (b)  If to the Pledgor, at:

          c/o H&E Equipment Services L.L.C.

          H&E Finance Corp.
          11100 Mead Road
          Second Floor
          Baton Rouge, LA 70816
          Attention:      John M. Enguist
          Telephone No.:  (225) 298-5200
          Telecopier No.: (225) 298-5236
          With a copy to:

          Kirkland & Ellis
          Citicorp Center
          153 East 53rd Street
          New York, New York 10022
          Telecopier No.: (212) 446-4900
          Attention: Joshua Korff

     or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 17), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

18.  SECTION TITLES

     The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

19.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

20.  BENEFIT OF HOLDERS

     All security interests granted or contemplated hereby shall be for the benefit of the Trustee as the Collateral Agent for the benefit of all the present and future Holders of Secured Obligations, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

GNE INVESTMENTS, INC.,
as the Pledgor


By:  /s/ Lindsay C. Jones
     Name: Lindsay C. Jones
     Title: Secretary


THE BANK OF NEW YORK,
as the Trustee and the Collateral Agent


By:  /s/ M. Ciesmelewski
     Name: M. Ciesmelewski
     Title: Authorized Signatory